                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /

      Filed by a Party other than the Registrant /X/

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                                        CROMPTON CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

Crompton logo

Dear Stockholder:

    You are cordially invited to attend the annual meeting of stockholders of Crompton Corporation to be held at 11:15 a.m. on Tuesday, April 24, 2001, at The University Club, One West 54th Street, New York, New York.

    Information about the business of the meeting and the nominees for election as members of the Board of Directors is set forth in the formal meeting notice and Proxy Statement on the following pages. This year you are asked to elect three directors, to approve the adoption of the Crompton Corporation 2001 Employee Stock Purchase Plan, and to ratify the Board of Directors' selection of an independent auditor for the fiscal year ending December 31, 2001.

    It is important that your shares be represented at the meeting. Whether or not you plan to attend the session in person, we hope that you will vote on the matters to be considered and sign, date and return your proxy in the enclosed envelope as promptly as possible. Alternatively, this year for the first time you may choose to vote by telephone or on the internet in accordance with the instructions found on your proxy card.

    The Company's fiscal year 2000 Annual Report is being mailed to stockholders herewith, but it is not part of the proxy solicitation material.

                                          Respectfully yours,

                                          /s/ Vincent A. Calarco

                                          Vincent A. Calarco
                                          Chairman, President & Chief Executive
                                          Officer

March 29, 2001

--------------------------------------------------------------------------------

               NOTICE OF 2001 ANNUAL MEETING OF THE STOCKHOLDERS

     ----------------------------------------------------------------------

To the Stockholders:

    The 2001 annual meeting of the stockholders of Crompton Corporation will be held at The University Club, One West 54th Street, New York, New York, on Tuesday, April 24, 2001, at 11:15 a.m. in the morning, local time, to consider and act upon the following matters:

    1. The election of three directors to serve for a term expiring 2004, described beginning at page 2 of the Proxy Statement which follows;

    2. A proposal to approve the adoption of the Crompton Corporation 2001 Employee Stock Purchase Plan, described beginning at page 16;

    3. A proposal to ratify the selection by the Board of Directors of an independent auditor for 2001, described beginning at page 20; and

    4.  Such other business as may properly come before the meeting.

    Your attention is directed to the accompanying Proxy Statement for additional information with respect to the matters to be considered at the meeting.

    Stockholders of record at the close of business on February 23, 2001, are entitled to notice of the annual meeting and may vote at the meeting and any adjournment thereof. We urge you to date, sign and return the enclosed proxy promptly whether or not you plan to attend the annual meeting. You may also vote by telephone or on the internet in accordance with the instructions found on your proxy card. If you attend the meeting, you may still vote your shares in person, if you wish.

                                          By Order of the Board of Directors,

                                          [SIGNATURE]

                                          BARRY J. SHAINMAN
                                          Secretary

March 29, 2001

          Crompton Corporation, One American Lane, Greenwich, CT 06831

                                PROXY STATEMENT

    This statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Corporation (the "Board" or the "Board of Directors") for use at the annual meeting of the stockholders of the Corporation to be held on April 24, 2001, at The University Club, One West 54th Street, New York, New York, and at any adjournment thereof.

    Holders of Common Stock of the Corporation of record at the close of business on February 23, 2001, the record date, are entitled to notice of and to vote at the meeting and any adjournment thereof. On the record date, there were outstanding and entitled to vote 112,688,795 shares of Common Stock, each of which is entitled to one vote. The Corporation has no other voting securities issued and outstanding.

    If a stockholder is participating in the Corporation's Dividend Reinvestment Plan, the shares held in a person's account under the Plan will be voted automatically in the same way that such person's shares held of record are voted.

    Any stockholder giving a proxy may revoke it by executing another proxy bearing a later date or by notifying the Secretary in writing at any time prior to the voting of the proxy. Mere attendance at the annual meeting does not revoke a proxy.

    The Corporation's annual report for the fiscal year ended December 31, 2000, accompanies this Proxy Statement. It is not proxy soliciting material, nor is it incorporated herein by reference.

    This Proxy Statement and the enclosed form of proxy are first being sent to stockholders on or about March 29, 2001.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

    The following persons were known to the Board of Directors to be the beneficial owner of more than 5% of the Corporation's outstanding voting securities as of December 31, 2000:

Capital Research and Management Company ....................  12,621,000(1)   11.23%
  333 South Hope Street
  Los Angeles, CA 90071

Barrow, Hanley, Mewhinney & Strauss, Inc. ..................   9,414,103(2)    8.37%
  3232 McKinney Avenue
  Dallas, TX 75204

FMR Corp. ..................................................   8,437,215(3)    7.51%
  82 Devonshire Street
  Boston, MA 02109

------------------------

(1) Capital Research and Management Company has advised that they have sole dispositive power for 12,621,000 shares. Capital Research and Management Company acts as investment advisor for Washington Mutual Investors
    Fund, Inc. with respect to 5,800,001 of the shares listed above. Capital Research and Management Company disclaims beneficial ownership of all shares pursuant to Rule 13d-4.

(2) Barrow, Hanley, Mewhinney & Strauss, Inc. has advised that they have sole voting power for 1,494,798 shares, shared voting power for 7,919,305 shares and sole dispositive power for 9,414,103 shares. Barrow, Hanley, Mewhinney & Strauss, Inc. acts as investment advisor for Vanguard Windsor Funds-Windsor II Fund with respect to 6,238,569 of the shares listed above.

(3) FMR Corp. has advised that they have sole voting power for 86,448 shares and sole dispositive power for 8,437,215 shares. Fidelity Management & Research Company, a wholly owned subsidiary of FMR Corp., acts as investment advisor to various investment companies with respect to 7,800,364 of the shares listed above.

                          ELECTION OF THREE DIRECTORS

    The By-Laws of the Corporation provide for a board of directors of not less than eight nor more than fifteen directors, as determined from time to time by a resolution of the Board, divided into three classes. Directors of one class are elected each year for a term of three years. There are currently eight directors in office, three of whom are standing for election as Class I directors whose term will expire at the 2004 annual meeting, two of whom are Class II directors whose term will expire at the 2002 annual meeting, and three of whom are Class III directors whose term will expire at the 2003 annual meeting. The Board has nominated the three persons named below to serve as Class I directors for a three-year term expiring at the 2004 annual meeting and until their respective successors are elected and have qualified. The Class I nominees are members of the present Board who have served as directors since the dates set forth after their names. The three nominees and all of the incumbent directors have previously been elected by the stockholders. If any of the nominees are not available, an event not anticipated, the proxies will be voted for the other nominees and for a substitute if any is designated by the Board of Directors.

NOMINEES FOR DIRECTOR

                           CLASS I (TO SERVE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS
                           IN 2004)

                           LEO I. HIGDON, JR., 54, is the President of Babson College,
[LOGO]                     Babson Park, MA, and former Dean of the Darden Graduate
                           School of Business Administration of the University of
                           Virginia, Charlottesville, VA. Mr. Higdon is also a former
                           Managing Director and member of the Executive Committee of
                           Salomon Brothers, an investment banking firm, New York, NY.
                           Mr. Higdon has been a director of the Corporation, or a
                           predecessor corporation, since 1993. Mr. Higdon is Chairman of the Finance and Pension Committee. He also serves as a
                           director of Newmont Mining Corporation and Eaton Vance Corp.

                           C. A. (LANCE) PICCOLO, 60, is President and Chief Executive
[LOGO]                     Officer of HealthPic Consultants, Inc., a strategic
                           health-care consulting firm, Lincolnshire, IL. Prior to the merger of Caremark International Inc. and
                           MedPartners/Mullikin, Inc., he was the Chairman and Chief
                           Executive Officer of Caremark International Inc., a provider of alternate-site health-care services, North Brook, IL. He is former Executive Vice President of Baxter International
                           Inc., a supplier of health-care products, Deerfield, IL. Mr.
                           Piccolo has been a director of the Corporation, or a
                           predecessor corporation, since 1988. Mr. Piccolo is a member of the Audit and the Organization, Compensation and
                           Governance Committees. He also serves as a director and Vice
                           Chairman of the Board of Caremark Rx, Inc. and as a director of Novamed Eyecare, Inc.

                           BRUCE F. WESSON, 58, is President of Galen Associates, a
[LOGO]                     health care venture firm, New York, NY and a General Partner of Galen Partners L.P., New York, NY. Prior to January 1991,
                           he was Senior Vice President and Managing Director of Smith
                           Barney, Harris Upham & Co. Incorporated, an investment
                           banking firm, New York, NY. Mr. Wesson has been a director of the Corporation, or a predecessor corporation, since
                           1980. Mr. Wesson is Chairman of the Audit Committee and is a
                           member of the Safety, Health and Environment Committee. He also serves as a director of Halsey Drug Co., Inc.

INCUMBENT DIRECTORS

                           CLASS II (TO SERVE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS
                           IN 2002)

                           ROBERT A. FOX, 63, is the Managing General Partner of Fox
[LOGO]                     Investments L.P., an investment management company, Palo
                           Alto, CA, Chairman of Agri Capital Advisors, Agri Capital
                           Corporation, a New York, NY based firm providing banking,
                           financing and consulting services to the agriculture
                           industry and executive-in-residence and professor,
                           University of California, Davis Graduate School of
                           Management, Davis, CA. He is former President and Chief
                           Executive Officer of Foster Farms, a privately held,
                           integrated poultry company, Livingston, CA; former Executive
                           Vice President of Revlon, Inc., a cosmetics, fragrances and toiletries manufacturer, New York, NY; and former Chairman and Chief Executive Officer of Clarke Hooper America, an
                           international marketing services firm, Irvine, CA. Mr. Fox has been a director of the Corporation, or a predecessor
                           corporation, since 1990. Mr. Fox is a member of the Audit
                           and the Safety, Health and Environment Committees. He also serves as a director of the American Balanced Fund,
                           Fundamental Investors, the Growth Fund of America, Inc., the
                           Income Fund of America, Inc., the New Perspective Fund and
                           the New World Fund, Inc. He also serves as a trustee of the
                           Euro-Pacific Growth Fund.

                           HARRY G. HOHN, 69, was Chairman of the Board and Chief
[LOGO]                     Executive Officer of New York Life Insurance Company, New
                           York, NY from 1990 to 1997. Mr. Hohn has been a director of the Corporation, or a predecessor corporation, since 1989.
                           Mr. Hohn is a member of the Finance and Pension and the
                           Organization, Compensation and Governance Committees. He
                           also serves as a director of The Mainstay Funds.

                           CLASS III (TO SERVE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS
                           IN 2003)

                           VINCENT A. CALARCO, 58, is Chairman of the Board, President
[LOGO]                     and Chief Executive Officer of the Corporation and served a predecessor corporation in those same capacities. Mr.
                           Calarco has been a director of the Corporation, or a
                           predecessor corporation, since 1985. He also serves as a
                           director of Newmont Mining Corporation.

                           ROGER L. HEADRICK, 64, is the Managing General Partner of
[LOGO]                     HMCH Ventures, an investment company, Wayzata, MN, the
                           President and Chief Executive Officer of ProtaTek
                           International, Inc., a biotechnical animal vaccine company,
                           St. Paul, MN and the President and Chief Executive Officer
                           of New Biotics, Inc., a cancer research and development
                           company, San Diego, CA. Mr. Headrick is the former President and Chief Executive Officer of the Minnesota Vikings
                           Football Club, Inc., Eden Prairie, MN. Mr. Headrick has been a director of the Corporation, or a predecessor corporation, since 1988. Mr. Headrick is Chairman of the Organization,
                           Compensation and Governance Committee and is a member of the
                           Finance and Pension Committee. He also serves as a director of Caremark Rx, Inc.

                           PATRICIA K. WOOLF, PH.D., 66, is a private investor, and
[LOGO]                     lecturer in the Department of Molecular Biology, Princeton
                           University, Princeton, NJ. Dr. Woolf has been a director of the Corporation, or a predecessor corporation, since 1994.
                           Dr. Woolf is Chairman of the Safety, Health and Environment
                           Committee and is a member of the Audit Committee. She also serves as a director of the American Balanced Fund,
                           Fundamental Investors, the Growth Fund of America, Inc., the
                           Income Fund of America, Inc., Smallcap World Fund, Inc.,
                           General Public Utilities Corporation and the National Life
                           Holding Co. Dr. Woolf also serves as a trustee of the New
                           Economy Fund.

    The affirmative vote of the holders of a plurality of the shares that are present in person or represented by proxy at the meeting is required to elect directors.

    The Board of Directors recommends a vote FOR the election as directors of the persons named herein, and proxies will be so voted unless stockholders specify to the contrary in their proxies or specifically withhold authority to vote for any individual nominee.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors held five regular meetings during 2000. All of the directors attended at least 75% of the aggregate number of the meetings of the Board and of the committees on which they served in 2000.

    The Board has established four committees to assist it in the discharge of its responsibilities. Committee membership is limited to directors who are not employees of the Corporation.

    The Audit Committee meets periodically with the Corporation's management to review the Corporation's major financial risk exposures and with the independent auditor to review the scope of the annual audit and the policies relating to internal auditing procedures and controls, provides general oversight with respect to the accounting principles employed in the Corporation's financial reporting, and reviews the Corporation's annual report on Form 10-K prior to its filing. The Audit Committee also recommends to the Board each year the selection of the auditor, evaluates the auditor's performance, has responsibility for approving professional non-audit services provided by the independent auditor, considers the possible effect of providing such non-audit services on the auditor's independence, and reviews the range of fees of the auditor for both audit and non-audit services. The Audit Committee held three meetings during 2000.

    The functions of the Organization, Compensation and Governance Committee include approval of the level of compensation for executive officers serving on the Board, adoption of bonus and deferred compensation plans and arrangements for executive officers, and the administration of the Corporation's compensation plans. The Committee also makes recommendations with respect to the organization, size and composition of the Board, identifies suitable candidates for Board membership and reviews their qualifications, proposes a slate of directors for election by the stockholders at each annual meeting, and assists the Board in providing for orderly succession in the top management of the Corporation. The Organization, Compensation and Governance Committee held two meetings during 2000.

    The Finance and Pension Committee has the authority, which it may exercise when the Board is not in session, to approve certain debt financings and reviews and makes recommendations to the Board regarding the issuance or reacquisition of securities, major debt financings, capital expenditures, acquisitions, divestitures and other expenditures, dividend policy, management of pension assets, and risk management policy and strategy. The Finance and Pension Committee held two meetings during 2000.

    The Safety, Health and Environment Committee provides guidance to and oversight of management with respect to safety, health and environmental matters including the review of the Corporation's safety, health and environmental performance, policies, standards, procedures, management systems and strategic plans. The Committee also recommends actions and policies that will enable the Corporation to achieve a high level of safety, health and environmental performance compared with its peers in the chemical industry and to maintain good relations with the Corporation's neighbors. The Safety, Health and Environment Committee held two meetings during 2000.

COMPENSATION OF DIRECTORS

    Directors who are employees of the Corporation receive no additional compensation for services on the Board of Directors. Members of the Board who are not employees receive an annual retainer of $35,000 (committee chairmen receive an additional retainer of $5,000) and a fee of $12,000 for Board and committee meeting service, and are reimbursed for expenses incurred in attending meetings. The Corporation provides accidental death and travel insurance coverage for each non-employee director.

    Each year non-employee directors may elect to defer all or any portion of their retainers and fees in the form of shares of the Corporation's Common Stock.

    The Crompton Corporation 1998 Long Term Incentive Plan (the "1998 Plan") provides for the issuance to non-employee directors on the date of the first meeting of the Board in the fourth quarter of each year of an option to purchase up to 7,500 shares of the Corporation's Common Stock. The exercise price of the options may not be less than the fair market value of the Corporation's Common Stock on the grant date. The options to be granted under the 1998 Plan are non-qualified options not intended to qualify as incentive stock options under the Internal Revenue Code of 1986, and may not be exercisable more than 10 years and one month after the date of grant.

STOCKHOLDER NOMINATIONS

    The Organization, Compensation and Governance Committee will consider qualified candidates proposed by stockholders for Board membership in accordance with the procedure set forth in the By-Laws. Any stockholder entitled to vote in the election of directors may nominate one or more persons for election as a director at a meeting if written notice of such stockholder's intent to make such nomination or nominations has been given, either by personal delivery or by mail, postage prepaid, to the Secretary of the Corporation not later than 90 days prior to the anniversary date of the immediately preceding annual meeting or the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders, whichever is earlier. Notwithstanding the foregoing sentence, in the event that the number of directors to be elected to the Board is increased and there is no public announcement by the Corporation naming all of the nominees or specifying the size of the increased Board at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice shall also be considered timely, but only with respect to nominees for new positions created by such increase, if delivered to the Secretary not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation. Each such notice shall set forth (i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting having a value of at least $1,000 and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and
(v) the consent of each nominee to serve as a director of the Corporation, if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

                        SECURITY OWNERSHIP OF MANAGEMENT

    The nominees for director and the executive officers of the Corporation have advised that they were directly or indirectly the beneficial owners of outstanding Common Stock of the Corporation at the close of business on February 23, 2001, as set forth below, in each case representing less than one percent of such shares outstanding except as otherwise indicated.

                                                                        AMOUNT AND
                                                                        NATURE OF
TITLE OF                                                                BENEFICIAL    PERCENT
 CLASS                     NAME OF BENEFICIAL OWNER                    OWNERSHIP(1)   OF CLASS
--------  -----------------------------------------------------------  ------------   --------
Common    Vincent A. Calarco.........................................    2,831,801(2)   2.5%
Common    Robert A. Fox..............................................      106,787(3)
Common    Roger L. Headrick..........................................      105,995(4)
Common    Leo I. Higdon, Jr..........................................       53,632(5)
Common    Harry G. Hohn..............................................       34,264(6)
Common    C. A. (Lance) Piccolo......................................       61,785(7)
Common    Bruce F. Wesson............................................       35,277(8)
Common    Patricia K. Woolf..........................................       49,740(9)
Common    Robert W. Ackley...........................................      563,608(10)
Common    Alfred F. Ingulli..........................................      591,143(11)
Common    Charles J. Marsden.........................................      641,797(12)
Common    William A. Stephenson......................................      332,612(13)
Common    Directors and Executive Officers as a Group                    7,812,561(14)   6.7%
          (24 persons)...............................................

------------------------

 (1) Except as noted below, the executive officers and directors have both sole voting and sole investment power over the shares reflected in this table.

 (2) Includes 1,544,667 shares which Mr. Calarco had the right to acquire through stock options exercisable within 60 days of February 23, 2001; 487,131 shares held under the 1988 Long Term Incentive Plan (the "1988 Plan") and the Crompton Corporation Employee Stock Ownership Plan (the "ESOP"), as to which he has voting but, except with respect to 48,643 shares in the ESOP, no investment power; 29,236 shares acquired through the Dividend Reinvestment Plan (the "DRIP"); 1,918 shares acquired through the Benefit Equalization Plan Trust (the "BEP"); 58,872 shares owned by his wife and 33,833 shares held in trust for their children, as to which he disclaims beneficial ownership.

 (3) Includes 35,250 shares which Mr. Fox had the right to acquire through stock options exercisable within 60 days of February 23, 2001; 13,952 shares held under the Restricted Stock Plan for Directors; 352 shares acquired through the DRIP and 8,671 shares held through a Directors' Rabbi Trust account.

 (4) Includes 35,250 shares which Mr. Headrick had the right to acquire through stock options exercisable within 60 days of February 23, 2001; 15,677 shares held under the Restricted Stock Plan for Directors; 1,327 shares acquired through the DRIP and 9,741 shares held through a Directors' Rabbi Trust account.

 (5) Includes 34,408 shares which Mr. Higdon had the right to acquire through stock options exercisable within 60 days of February 23, 2001; 2,727 shares held under the Restricted Stock Plan for Directors; 104 shares acquired through the DRIP and 9,393 shares held through a Directors' Rabbi Trust account.

 (6) Includes 12,084 shares which Mr. Hohn had the right to acquire through stock options exercisable within 60 days of February 23, 2001 and 21,247 shares held through a Directors' Rabbi Trust account.

 (7) Includes 35,250 shares which Mr. Piccolo had the right to acquire through stock options exercisable within 60 days of February 23, 2001; 14,139 shares held under the Restricted Stock Plan for Directors; 1,175 shares acquired through the DRIP and 8,821 shares held through a Directors' Rabbi Trust account.

 (8) Includes 12,084 shares which Mr. Wesson had the right to acquire through stock options exercisable within 60 days of February 23, 2001 and 19,958 shares held through a Directors' Rabbi Trust account.

 (9) Includes 33,475 shares which Dr. Woolf had the right to acquire through stock options exercisable within 60 days of February 23, 2001; 6,288 shares held under the Restricted Stock Plan for Directors; 290 shares acquired through the DRIP and 9,687 shares held through a Directors' Rabbi Trust account.

(10) Includes 301,834 shares which Mr. Ackley had the right to acquire through stock options exercisable within 60 days of February 23, 2001; 49,517 shares held under the 1988 Plan and the ESOP, as to which he has voting but, except with respect to 36,663 shares in the ESOP, no investment power; and 2,601 shares owned by his wife as to which he disclaims beneficial ownership.

(11) Includes 435,198 shares which Mr. Ingulli had the right to acquire through stock options exercisable within 60 days of February 23, 2001 and 22,709 shares held under the 1988 Plan and the ESOP as to which he has voting but, except with respect to 1,044 shares in the ESOP, no investment power.

(12) Includes 323,254 shares which Mr. Marsden had the right to acquire through stock options exercisable within 60 days of February 23, 2001; 39,766 shares held under the 1988 Plan and the ESOP, as to which he has voting but, except with respect to 12,159 shares in the ESOP, no investment power; and 45,500 shares owned by his wife as to which he disclaims beneficial ownership.

(13) Includes 264,548 shares which Mr. Stephenson had the right to acquire through stock options exercisable within 60 days of February 23, 2001 and 22,664 shares held under the 1988 Plan and the ESOP as to which he has voting but, except with respect to 998 shares in the ESOP, no investment power.

(14) Includes 4,630,656 shares which the executive officers and directors in the group had the right to acquire through stock options exercisable within 60 days of February 23, 2001; 1,019,813 shares held under the 1988 Plan and the ESOP, as to which they have voting but, except with respect to 240,139 shares in the ESOP, no investment power; 35,883 shares acquired through the DRIP; 24,591 shares held through the BEP; 45,708 shares held through a Rabbi Trust for an officer; 140,806 shares owned by wives and in trusts for children, as to which beneficial ownership is disclaimed; 52,783 shares held under the Restricted Stock Plan for Directors and 87,518 shares held through Directors' Rabbi Trust accounts.

               REPORT OF THE COMMITTEE ON EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION PHILOSOPHY

    The compensation program for the Corporation's executive officers is administered in accordance with a pay for performance philosophy to link executive compensation with the values, objectives, business strategy, management initiatives and financial performance of the Corporation. In addition, a significant portion of each executive officer's compensation is contingent upon the creation of shareholder value.

    The Organization, Compensation and Governance Committee of the Board (the "Committee") believes that stock ownership by management and restricted stock-based performance compensation plans serve to align the interests of management and other stockholders in the enhancement of shareholder value. To that end, executive officers are encouraged to retain the shares they earn through the compensation programs and are given the opportunity to defer payments into shares of common stock that will not be paid out until they retire from the Corporation.

    The Compensation of the Corporation's executive officers is comprised of cash and equity components and is designed to be competitive and highly leveraged based upon corporate financial performance and shareholder returns. The compensation program provides an opportunity to earn compensation in the third quartile within the chemical industry as well as within a broader group of companies of comparable size and complexity. Actual compensation levels may be greater or less than competitive levels in surveyed companies based upon annual and long-term performance of the Corporation as well as individual performance. Several performance measures are used for compensation purposes for the Corporation's executive officers and heads of the businesses. Primary measures used in the annual and long-term incentive programs include earnings growth and return on capital, with executives also linked to shareholder return through stock options and restricted performance share awards.

BASE SALARIES

    Base salary ranges at the median to 75th percentile levels for executive officers are determined after reviewing data from several national surveys on salaries for executives at broad groups of companies of similar size and complexity.

MANAGEMENT INCENTIVE PLAN

    Annual incentives are paid under the Corporation's Management Incentive Plan. Target and maximum incentives (currently at 175% of target) are set to offer executive officers an opportunity to earn annual compensation at the 75th percentile levels if high levels of performance are met.

STOCK OPTIONS AND PERFORMANCE SHARES

    Long-term incentives at the Corporation consist of annual grants of stock options and periodic grants of restricted performance shares that will be earned over a multi-year period based on goals selected by the Committee out of those approved under the 1998 Long-Term Incentive Plan. Awards are divided evenly in value between stock options and restricted performance shares and are set at levels designed to offer opportunities at the 75th percentile.

STOCK OWNERSHIP

    The Corporation has adopted stock ownership goals for its executive officers, which range from five times salary for the CEO to two times salaries for the remaining officers. Total stock ownership for this group as of February 23, 2001, is 2,932,233 shares.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    The Committee's policy on the tax deductibility of compensation is to maximize deductibility to the extent possible without abdicating all of its discretionary power. To this end, the Committee has submitted complying plans to stockholders; however, the Committee has occasionally taken actions that result in non-deductible compensation and may do so again in the future when it determines that such actions are in the Corporation's best interests.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    In 2000, the base salary, incentive compensation, stock option and restricted stock awards for the Chief Executive Officer were determined by the Board of Directors based on the recommendations of the Committee using the principles outlined above. The Committee increased Mr. Calarco's base salary from $810,000 to $825,000 during fiscal year 2000. The Committee believes that Mr. Calarco has continued to effectively manage the Corporation during a particularly challenging business climate and has produced results that compare favorably in comparison to others in the chemical industry. For 2000, the CEO was awarded a bonus of $500,000 and a stock option award of 375,000 shares in recognition of his continued outstanding performance. In 2000, under a Synergy Performance Award granted to Mr. Calarco in 1999, and following independent certification of the results, Mr. Calarco earned 500,000 shares of restricted stock upon the achievement of specified synergy savings relating to the merger with Witco Corporation. The award will be paid over a three year period commencing in 2001.

ORGANIZATION, COMPENSATION AND GOVERNANCE COMMITTEE

    Decisions on compensation of the Corporation's executive officers are made by the Organization, Compensation and Governance Committee, a committee of the Board of Directors composed of the persons listed below, all of whom are non-employee directors. The Committee has retained an independent executive compensation consultant who has access to independent compensation data to evaluate the Corporation's executive compensation program.

    The Organization, Compensation and Governance Committee:

                                          Roger L. Headrick, Chairman
                                          Harry G. Hohn
                                          C. A. Piccolo

                         REPORT OF THE AUDIT COMMITTEE

    The Board of Directors adopted a written charter for the Audit Committee on April 25, 2000, a copy of which is attached as Appendix A to this Proxy Statement. The Corporation's Audit Committee consists of four independent members of the Board as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards.

    The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000 with management. The Audit Committee has also discussed with the Corporation's independent auditors, KPMG LLP, the matters required to be discussed by SAS 61. Furthermore, the Audit Committee has received the written disclosure from KPMG LLP required by Independence Standards Board Standard No. 1 and has discussed with KPMG LLP such auditing firm's independence. Based upon these reviews and discussions the Audit Committee recommended that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year for filing such report with the U.S. Securities and Exchange Commission.

    The Audit Committee:

                                          Bruce F. Wesson, Chairman
                                          Robert A. Fox
                                          C. A. Piccolo
                                          Patricia K. Woolf, Ph.D.

    Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Exchange Act") that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Report of the Organization, Compensation and Governance Committee, the Report of the Audit Committee and the following Performance Graph shall not be deemed incorporated by reference into any such filings.

AUDIT FEES

    The aggregate fees billed for professional services rendered by KPMG LLP for the audit of the Corporation's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q for the fiscal year were $1.7 million.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    The aggregate fees billed for professional services rendered by KPMG LLP for financial information systems design and implementation for the most recent fiscal year were $8.5 million.

ALL OTHER FEES

    The aggregate fees billed for professional services rendered by KPMG LLP other than audit fees and financial information systems design and implementation fees for the most recent fiscal year were $3.8 million.

    The Audit Committee has considered whether the professional services rendered by KPMG LLP for financial information systems design and implementation and all other services are compatible with KPMG LLP maintaining its independence.

                               PERFORMANCE GRAPH

    The following graph compares the cumulative total return on the Common Stock of the Corporation for the last five fiscal years with the returns on the Standard & Poor's 500 Stock Index and the Chemicals (Specialty)-500 Index, assuming the investment of $100 in the Corporation's Common Stock, the S&P 500 Index and the Chemicals (Specialty)-500 Index on December 31, 1995, and the reinvestment of all dividends.

                            COMPARISON OF FIVE-YEAR
              CUMULATIVE TOTAL RETURN AMONG CROMPTON CORPORATION,
                     S&P 500 AND CHEMICALS (SPECIALTY)-500

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00
CROMPTON CORPORATION        $100.00   $147.90   $204.00   $161.00   $103.90    $83.20
S&P 500                     $100.00   $123.00   $164.00   $210.80   $255.20   $231.90
CHEMICALS (SPECIALTY)-500   $100.00   $102.60   $127.10   $108.20   $119.80   $106.60

NOTE: ASSUMES AN INITIAL INVESTMENT OF $100 ON DECEMBER 31, 1995. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS.

    The Chemicals (Specialty)-500 Index companies are as follows: Ecolab Inc., Great Lakes Chemical Corporation, Hercules, Inc., International Flavors & Fragrances Inc. and Sigma-Aldrich Corporation.

                             EXECUTIVE COMPENSATION

    The following tables set forth information concerning compensation paid or to be paid to the chief executive officer of the Corporation and each of the four most highly compensated executive officers of the Corporation other than the chief executive officer, for services to the Corporation in all capacities during 1998, 1999 and 2000, except as noted, and options granted to and exercised by the same individuals during the period indicated.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM
                                                                                        COMPENSATION
                                                                                           AWARDS
                                                ANNUAL COMPENSATION                -----------------------
                                   ---------------------------------------------   RESTRICTED   SECURITIES
                                                                       OTHER         STOCK      UNDERLYING    ALL OTHER
                                               SALARY     BONUS     COMPENSATION     AWARDS      OPTIONS     COMPENSATION
NAME AND PRINCIPAL POSITION          YEAR       ($)        ($)         ($)(1)        ($)(2)        (#)          ($)(3)
---------------------------        --------   --------   --------   ------------   ----------   ----------   ------------
Vincent A. Calarco...............    2000     823,750    500,000       176,502            --      375,000            --
  Chairman of the Board,             1999     787,500    405,000       152,905            --      800,000            --
  President and CEO                  1998     748,333    750,000       170,750            --      250,000            --

Alfred F. Ingulli................    2000     352,500    186,000        47,635            --       75,000            --
  Exec. Vice President,              1999     312,917    100,000        45,952            --      100,000            --
  Crop Protection                    1998     287,500    100,000        30,588            --       50,000            --

William A. Stephenson............    2000     286,667    235,000        42,022            --       75,000            --
  Exec. Vice President,              1999     266,333    142,500        23,613            --      100,000            --
  Urethanes & Petroleum Additives    1998     257,000     85,000        12,975            --       40,000            --

Charles J. Marsden...............    2000     345,000    115,000        67,981            --       75,000            --
  Senior Vice President              1999     330,000     95,000        59,017            --      200,000            --
  Strategy & Development             1998     315,000    180,000        60,154            --       75,000            --

Robert W. Ackley.................    2000     293,768    155,000        60,112            --       75,000            --
  Exec. Vice President,              1999     278,333     35,000        43,160            --      100,000            --
  Polymer Processing Equipment       1998     258,750    165,000        48,155            --       50,000            --

------------------------
(1) Includes the following amounts paid during 2000 under the Corporation's Supplemental Medical and Dental Reimbursement Plans (the "SMD"), The Uniroyal Age Supplement (the "AS"), the Uniroyal Chemical split dollar life insurance plan (the "SDP"), the Uniroyal Excess Cap Program (the "ECAP") or as employer contributions under the Corporation's Employee Stock Ownership Plan (the "ESOP") and Individual Account Retirement Plan (the "IARP") (with that portion of the ESOP and IARP contributions in excess of the
    Section 401(k) and Section 415 limitations having been paid into the Corporation's Benefit Equalization Plan): Mr. Calarco, $360 (SMD), $52,950
    (ESOP), $86,044 (IARP); Mr. Ingulli, $14,030 (AS), $6,270 (SDP), $10,288
    (ECAP), $2,800 (ESOP), $4,631 (IARP); Mr. Stephenson, $4,445 (AS), $3,373
    (SDP), $5,334 (ECAP), $6,517 (ESOP), $3,168 (IARP); Mr. Marsden, $5,549
    (SMD), $18,400 (ESOP), $29,900 (IARP); and Mr. Ackley, $871 (SMD), $17,951
    (ESOP), $29,170 (IARP).

(2) Total restricted stock outstanding for the persons shown in the table at the end of fiscal year 2000: Vincent A. Calarco, 398,745 shares valued at $4,186,823, of which 254,745 shares valued at $2,674,823 are forfeitable; Alfred F. Ingulli, 21,000 shares valued at $220,500, all of which shares are forfeitable; William A. Stephenson, 21,000 shares valued at $220,500, all of which shares are forfeitable; Charles J. Marsden, 109,213 shares valued at $1,146,737, of which 65,213 shares valued at $684,737 are forfeitable; and Robert W. Ackley, 69,871 shares valued at $733,646, of which 42,871 shares valued at $450,146 are forfeitable. Dividends are paid on restricted shares from the date of grant but do not vest and are not distributed until the underlying shares are distributed.

(3) In 2000, under Synergy Performance Awards granted in 1999, and following independent certification of the results, the following amounts were earned upon the achievement of specified synergy savings relating to the merger with Witco Corporation: Vincent A. Calarco, 500,000 shares of Common Stock; Alfred F. Ingulli, 100,000 shares of Common Stock; William A. Stephenson, 100,000 shares of Common Stock; Charles J. Marsden, 125,000 shares of Common Stock; and Robert W. Ackley, 50,000 shares of Common Stock. The awards will be paid to the recipients in three installments in 2001, 2002 and 2003.

                      OPTION GRANTS IN LAST FISCAL YEAR(1)

                                        INDIVIDUAL GRANTS                          POTENTIAL REALIZABLE VALUE
                              -------------------------------------                  AT ASSUMED ANNUAL RATES
                              NUMBER OF     PERCENT OF                                   OF STOCK PRICE
                              SECURITIES   TOTAL OPTIONS                             APPRECIATION FOR OPTION
                              UNDERLYING    GRANTED TO     EXERCISE                           TERM
                               OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION   ---------------------------
NAME                          GRANTED(#)    FISCAL YEAR     ($/SH)       DATE         5%($)          10%($)
----                          ----------   -------------   --------   ----------   ------------   ------------
V.A. Calarco................   375,000(2)      17.56%      8.15625     11/30/10     1,923,533      4,874,611

A.F. Ingulli................    62,740(2)       2.94%      8.15625     11/30/10       321,820        815,555
                                12,260(3)       0.57%      8.15625     10/31/10        62,887        159,367

W.A. Stephenson.............    75,000(2)       3.51%      8.15625     11/30/10       384,707        974,922

C.J. Marsden................    75,000(2)       3.51%      8.15625     11/30/10       384,707        974,922

R.W. Ackley.................    75,000(2)       3.51%      8.15625     11/30/10       384,707        974,922

------------------------

(1) An option entitles the holder to purchase one share of the Common Stock of the Corporation at a purchase price equal to the fair market value of the Corporation's Common Stock on the date of grant of all of the options shown in the table. All options are subject to expiration prior to the dates shown in the table in case of death or termination of employment. The purchase price for stock on the exercise of options may be paid in cash or in shares of the Corporation's Common Stock already owned by the option holder, or by a combination thereof. In the event of a change in control of the Corporation, all of the options shown in the table will immediately become exercisable.

(2) Non-qualified options. Vest on 10/31/2001 and 10/31/2002

(3) Incentive Stock options. Vest on 10/31/2002

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                          VALUE OF UNEXERCISED
                                                            NUMBER OF SECURITIES          IN-THE-MONEY OPTIONS
                                                           UNDERLYING UNEXERCISED             AT FY-END($)
                                  SHARES       VALUE        OPTIONS AT FY-END(#)         12/31/00--FMV $10.78125
                                ACQUIRED ON   REALIZED   ---------------------------   ---------------------------
NAME                            EXERCISE(#)     ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                            -----------   --------   -----------   -------------   -----------   -------------
V.A. Calarco(1)...............          --         --     1,544,667      1,008,333       650,001       2,284,374
A.F. Ingulli..................          --         --       456,230        145,000       400,797         318,750
W.A. Stephenson...............          --         --       269,627        161,666       156,776         359,373
C.J. Marsden(1)...............          --         --       323,254        228,333       162,501         521,874
R.W. Ackley(1)................          --         --       301,834        161,666        81,252         359,373

------------------------

(1) All numbers reflect the 2-for-1 stock split on May 22, 1992.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. Hohn and Piccolo served as members and Mr. Headrick served as Chairman of the Organization, Compensation and Governance Committee during the last completed fiscal year. No member of the Organization, Compensation and Governance Committee is a current or former officer or employee of the Corporation or any of its subsidiaries.

RETIREMENT PLANS

    Each of the persons shown in the Summary Compensation Table on page 12 is covered by a supplemental retirement agreement with the Corporation. In the case of Messrs. Calarco and Marsden, the executive's total annual benefit payable under the supplemental retirement agreement to the executive for life will be 60% and 50%, respectively, of the average total compensation (including salary and bonus) paid to the executive during the highest five years of the last ten years prior to the executive's normal retirement age. In the case of Messrs. Ingulli and Stephenson, the executive's retirement benefits under each supplemental agreement supplement the benefit paid to the executive under a Uniroyal Chemical Company, Inc. ("Uniroyal") defined benefit pension plan so that the total annual benefit payable to the executive will be 55% of the average total compensation (including salary and bonus) paid to the executive during the highest five years of the last ten years prior to the executive's retirement or, at his election, Mr. Ingulli may receive a lump sum payment earned under a previous supplemental retirement agreement with Uniroyal. In the case of Mr. Ackley, the supplemental retirement agreement provides that the Corporation will supplement the amount paid to Mr. Ackley under a retirement plan that was terminated in 1982 so that the aggregate benefit paid to him annually will equal 50% of the average total compensation (including salary and bonus) paid to him during the highest five years of the last ten years prior to his normal retirement age.

    A supplemental benefit in a reduced amount may be payable in the event of termination of employment prior to normal retirement age. At any time after the date on which benefit payments commence, the executive may elect to receive a single lump sum equal to 90% of the actuarial equivalent of the benefit otherwise payable to the executive. An executive may elect to have the executive's supplemental benefit under the agreement paid in a form which will provide for the continuation of benefits, to a beneficiary selected by the executive, upon the executive's death after retirement. Each agreement also provides for the payment of a reduced benefit to the executive's beneficiary in the event of the executive's death prior to normal retirement age and for the payment of disability benefits in addition to those available under the Corporation's regular disability insurance program. Benefits under each agreement are not payable if the executive voluntarily terminates the executive's employment, unless such termination is the result of the executive's retirement (in the case of Messrs. Calarco and Ackley, on or after reaching age 62, and Marsden, on or after reaching age 61) or is with approval of the Board, and meets certain other conditions set forth in the agreement.

    The following table sets forth the estimated aggregate annual benefit payable to each of the executives named in the table under the executive's supplemental retirement agreement, from Uniroyal's defined benefit pension plan and, in the case of Mr. Ackley, from a retirement plan that was terminated in 1982, upon retirement at or after normal retirement age based on each executive's compensation history to date and assuming payment of such benefit in the form of a life annuity:

                                                               ESTIMATED ANNUAL
NAME OF INDIVIDUAL                                            RETIREMENT BENEFIT
------------------                                            ------------------
Vincent A. Calarco..........................................       $816,000
Alfred F. Ingulli...........................................        238,031
William A. Stephenson.......................................        223,777
Charles J. Marsden..........................................        228,833
Robert W. Ackley............................................        203,252

EMPLOYMENT AGREEMENTS

    Mr. Calarco is employed pursuant to an employment agreement which was amended and restated in May 1999. The agreement provides for Mr. Calarco's employment as Chairman of the Board, President and Chief Executive Officer for a term of three years, with automatic annual one-year extensions of the term unless the Corporation gives notice at least 60 days prior to the anniversary of the date of the agreement that the term will not be extended. The amended agreement calls for a base salary of not less than $750,000 and for Mr. Calarco's continued participation in employee benefit plans and other fringe benefit arrangements substantially as in the past. In the event Mr. Calarco's employment is terminated by the Corporation other than for cause, disability, or death or by Mr. Calarco for good reason (as defined in the agreement), the Corporation is obligated to pay Mr. Calarco his salary to the date of termination, incentive compensation in an amount no less than the bonus paid to him for the prior year pro-rated to that date, and a lump sum termination payment equal to three times the sum of his then current salary and the highest bonus paid to him during the three years preceding his termination, to continue certain employee and fringe benefits provided under the agreement for a period of three years or until he obtains other employment and certain other benefits for the life of Mr. Calarco and his spouse, and to make certain additional payments to cover any excise tax imposed under the Internal Revenue Code on the amounts payable as a result of his termination and any legal fees incurred by Mr. Calarco in enforcing the Corporation's obligations under the agreement.

    The Corporation has entered into employment agreements with certain other key management employees, including Messrs. Ingulli, Stephenson, Marsden and Ackley. Each agreement is operative upon the occurrence of a change in control (as defined in the agreement) and is intended to encourage the executive to remain in the employ of the Corporation by providing the executive with greater security. Absent a change in control, the agreements do not require the Corporation to retain the executive or to pay the executive any specified level of compensation or benefits except that Messrs. Ingulli and Stephenson have agreements that require that they be paid severance payments in the event that they are terminated without cause or they resign for good reason (as defined in the agreements) during an annually renewable two-year period. In the event of a change in control, the agreements provide that there will be no change, without the executive's consent, in the salary, bonus opportunity, benefits, duties, and location of employment of the executive for a period of two or three years after the change in control. If, during such period, the executive's employment is terminated by the Corporation other than for cause, disability, or death or the executive resigns for good reason (as defined in the agreements), the Corporation will pay the executive his salary to the date of termination, incentive compensation in an amount no less than the bonus paid to the executive for the prior year pro-rated to that date, and a lump sum severance payment equal to two or three times (depending on the executive) the sum of the executive's base salary and the highest bonus paid to the executive during the three years preceding the executive's termination and will continue other employee benefits similar to those provided to the executive prior to the executive's termination for a period of two or three years or until the executive's earlier employment with another employer.

              APPROVAL OF THE ADOPTION OF THE CROMPTON CORPORATION
                       2001 EMPLOYEE STOCK PURCHASE PLAN

    On October 31, 2000, the Board of Directors adopted, subject to stockholder approval, the Crompton Corporation 2001 Employee Stock Purchase Plan (the "Purchase Plan"), to provide the Corporation's employees with the opportunity to acquire an ownership interest in the Corporation through the purchase of shares of the Corporation's common stock. The Corporation believes that the Purchase Plan will be mutually beneficial to the employees as well as the Corporation and its stockholders by enhancing the interest of the employees in the continued success of the Corporation and further aligning the interests of employees and stockholders.

    The Purchase Plan will provide a total of 2,000,000 shares of the Corporation's common stock, $.01 par value, for purchase by the Corporation's employees, subject to adjustment for certain changes in the Corporation's capital (described under "Changes in Capital" below). It is intended that the Purchase Plan qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code so that the Corporation's employees may enjoy certain tax advantages (SEE "Certain Federal Income Tax Consequences" below). The Purchase Plan will become effective on June 1, 2001, if approved by the stockholders.

    The following is a general description of the essential features of the Purchase Plan. You should read the Purchase Plan for a comprehensive statement of its legal terms and conditions. The full text of the Purchase Plan appears as Appendix B to this Proxy Statement.

    ADMINISTRATION. The Purchase Plan will be administered by the Organization, Compensation and Governance Committee ("Committee"). All decisions and actions of the Committee will be final and conclusive. Subject to limitations of applicable laws or rules, the Committee may delegate its administrative responsibilities and powers under the Purchase Plan.

    In addition to its other powers under the Purchase Plan described in this summary, and subject to the express provisions of the Purchase Plan, the Committee will have discretionary authority under the Purchase Plan to:

    - interpret the Purchase Plan and option agreements,

    - determine eligibility to participate in the Purchase Plan,

    - adjudicate and determine all disputes arising under or in connection with the Purchase Plan,

    - impose restrictions on ownership and transferability of the shares of the Corporation's common stock underlying options granted under the Purchase Plan,

    - establish procedures for carrying out the Purchase Plan, and

    - make all other determinations deemed necessary or advisable for administering the Purchase Plan.

    The Committee currently consists of Messrs. Roger L. Headrick, Harry G. Hohn and C. A. Piccolo, each of whom is a director of the Corporation.

    ELIGIBILITY. All full-time and part-time employees of the Corporation (and any subsidiaries of the Corporation designated by the Board of Directors) will be eligible to participate in the Purchase Plan, except:

    an employee will not be eligible to participate in the Purchase Plan if:

    - the employee would own, or hold options to purchase, in the aggregate five percent or more of the vote or value of all classes of the Corporation's stock or the stock of any of the

      Corporation's subsidiaries, immediately after the grant of an option or on the first day of any month during an offering period, or

    - an option granted to the employee would permit the employee to purchase more than $25,000 of the Corporation's stock (using the fair market value of the stock at the time the option is granted) under the Purchase Plan (and any other employee stock purchase plan of the Corporation or its subsidiaries) per calendar year when the option is outstanding;

    and the Committee may, in its discretion, exclude from participation in the Purchase Plan employees who:

    (1) customarily work 20 or fewer hours per week,

    (2) customarily work 5 or fewer months per calendar year, or

    (3) are highly compensated employees (within the meaning of Section 414(q) of the Internal Revenue Code).

    As of the effective date of the Purchase Plan (and until the Committee determines otherwise), employees described in the categories (1) and (2) above will be ineligible to participate in the Purchase Plan.

    As of February 23, 2001, approximately 5,000 employees would be eligible to participate in the Purchase Plan if the Purchase Plan had been effective on such date. No determination can be made at this time as to the number or identity of the Corporation's employees who will participate in the Purchase Plan, or the amount of the Corporation's common stock that will be purchased under the Purchase Plan, since such participation and amounts will be determined within the sole discretion of the employees who are eligible to participate in the Purchase Plan (SEE "Terms of Options--Participation" below).

    TERMS OF OPTIONS.

    OPTIONS AND OFFERING PERIODS. An option granted to an eligible employee under the Purchase Plan will allow the employee to use payroll deductions accumulated during offering periods to purchase shares of the Corporation's common stock at the end of each calendar month during the offering period. The option price of the shares purchased will be 85 percent of the common stock's fair market value (as defined in the Purchase Plan) on the day of such purchase. On March 22, 2001, the fair market value of a share of the Corporation's common stock was $10.62. If the Purchase Plan is approved by the stockholders, the first offering period will begin on or about June 1, 2001, and end on the last trading date on or before December 31, 2001. Thereafter, offering periods will begin on the first trading date on or after January 1 and end on the last trading date on or before December 31 of each calendar year, while the Purchase Plan is in effect. The Committee may change the commencement and duration of offering periods under the Purchase Plan. The Board of Directors may terminate a pending offering period, in which case payroll deductions that have accumulated in participants' accounts (SEE "Payroll Deductions" below) will be used to exercise outstanding options or returned to the appropriate participants, as determined by the Board of Directors, in its discretion.

    PARTICIPATION. Each eligible employee will decide whether or not to participate in the Purchase Plan during each offering period. An eligible employee may elect to enroll in the Purchase Plan by filing an agreement with the Corporation before the first day of the applicable offering period.

    PAYROLL DEDUCTIONS. A participant's agreement must specify the percentage, from 1 to 10 percent, to be deducted from his or her compensation (as defined in the Purchase Plan) on each payroll date between the 15th day and the last day of each calendar month during the offering period. Payroll deductions will be credited to a bookkeeping account in the participant's name. The Corporation will not set aside any assets with respect to such participant accounts, and such accounts will not bear interest. A participant may decrease his or her contribution rate no more than once each offering period. The Committee may limit the number of participants who may change their contribution rates during any offering period and may, subject to certain limitations in the Purchase Plan, decrease the contribution rate of any participants. Except in the event of a change in control of the Corporation (as described under "Changes in Capital" below), participants are not permitted to make contributions to their accounts under the Purchase Plan otherwise than through payroll deductions as described above.

    EXERCISE OF OPTION. Unless a participant provides the Corporation with written notice or withdraws from the Purchase Plan, his or her option will be automatically exercised on the last day of each calendar month during the offering period to purchase the maximum number of full shares of the Corporation's common stock that can be purchased at the applicable option price using the payroll deductions accumulated in the participant's account that have not previously been used to purchase shares or otherwise withdrawn from the account. However, prior to the commencement of an offering period, the Committee will establish the maximum number, or a formula for determining the maximum number, of shares that a participant may purchase during that offering period. Any excess payroll deductions remaining in a participant's account under the Purchase Plan after the last exercise date with respect to his or her option during an offering period will be returned to the participant, without interest, and may not be used to exercise options granted under the Purchase Plan in any subsequent offering period (however, any excess funds attributable to the inability to purchase a fractional share will be retained in the participant's account for subsequent purchases under the Purchase Plan or may be withdrawn by the participant). The Committee may change the exercise date designated in the Purchase Plan with respect to options granted under the Purchase Plan in any subsequent offering periods.

    WITHDRAWAL/TERMINATION OF EMPLOYMENT. A participant may withdraw from the Purchase Plan at any time by providing the Corporation with written notice of withdrawal. If a participant terminates employment with the Corporation and its subsidiaries, such participant will be considered to have withdrawn from the Purchase Plan. When a participant withdraws from the Purchase Plan, his or her unexercised options will automatically terminate, no further payroll deductions will be withheld from the participant's compensation and the Corporation will return to the participant all accumulated payroll deductions in his or her account. A participant who withdraws from the Purchase Plan during an offering period will not be eligible to purchase any additional shares under the Purchase Plan for the remainder of that offering period, but may elect to participate in subsequent offering periods if he or she is otherwise eligible to participate in the Purchase Plan.

    TRANSFERABILITY OF OPTIONS. No one other than the participant who receives an option under the Purchase Plan will be permitted to exercise such option during such participant's lifetime. Participants will not be entitled to transfer, assign or otherwise dispose of their payroll deductions or rights to exercise options or receive common stock of the Corporation under the Purchase Plan, except, in the event of a participant's death, by will, the laws of descent and distribution or to the deceased participant's designated beneficiary.

    CHANGES IN CAPITAL. In the event of certain changes in the Corporation's outstanding common stock or capital structure, such as a stock dividend, stock split, recapitalization, reorganization, merger, consolidation, or corporate separation or division, or change in the number of shares of the Corporation's capital stock effected without receipt of full consideration, the Committee will, in its discretion, make appropriate adjustments or substitutions with respect to the following to reflect equitably the effects of such changes to participants in the Purchase Plan:

    - the number, class and kind of shares available under the Purchase Plan,

    - the number, class and kind of shares covered by outstanding options,

    - the maximum number of shares that a participant may purchase during an offering period,

    - the option prices of outstanding options, and

    - any other necessary characteristics or terms of the Purchase Plan or the options.

    If a "change in control" of the Corporation (as defined in the Purchase
Plan) occurs, the Purchase Plan gives the Committee discretion to:

    - terminate the pending offering period and permit each participant to make a one-time cash contribution up to the amount that the Committee determines such participant would have contributed under the Purchase Plan through payroll deductions until the otherwise scheduled end of the pending offering period and use the accumulated payroll deductions to exercise outstanding options; or

    - terminate each participant's options in exchange for a cash payment equal to (a) the payroll deductions accumulated in the participant's account since the last date options were exercised on behalf of the participant under the Purchase Plan (the "account balance") PLUS (b) the highest value of the consideration received for a share of the Corporation's common stock in the change in control transaction (or, if greater, the highest fair market value of a share of the Corporation's common stock during the 30 consecutive trading days prior to the closing or expiration date of the change in control transaction), less the option price of the participant's option (determined as if the option were exercised on the closing or expiration date of the change in control transaction), multiplied by the number of full shares of the Corporation's common stock that the participant could have purchased immediately prior to the change in control with the participant's account balance.

    TAX WITHHOLDING OBLIGATIONS. If any taxes are required to be withheld when a participant exercises his or her option, or when shares are issued under the Purchase Plan or disposed of by a participant, the Corporation may, as a condition to delivery of stock certificates under the Purchase Plan, require that the participant remit to the Corporation the amount necessary to satisfy such taxes, or the Corporation may make other arrangements, including withholding from the participant's compensation or other amounts due to such participant, to satisfy such taxes.

    AMENDMENT AND TERMINATION OF THE PURCHASE PLAN. The Board of Directors may terminate, discontinue, amend or suspend the Purchase Plan at any time. However, without approval of the stockholders, the Board of Directors may not:

    - increase the maximum number of shares that the Corporation may issue under the Purchase Plan (except as described under "Changes in Capital" above);

    - change the class of employees eligible to receive options under the Purchase Plan (except for the designation of any subsidiaries whose employees will be eligible to participate in the Purchase Plan); or

    - change the formula by which the option price is determined under the Purchase Plan.

Except for an amendment or termination described under "Changes in Capital" above, or in the last sentence of the portion of this summary under "Terms of Options--Options and Offering Periods," above, no amendment or termination of the Purchase Plan may materially adversely affect the existing rights of any participant under his or her option without such participant's consent.

    CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following is a brief summary of certain significant United States federal income tax consequences under the Internal Revenue Code, as in effect on the date of this summary, applicable to the Corporation and its employees in connection with participation and purchase of shares of the Corporation's common stock under the Purchase Plan. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or foreign tax consequences, or the effect of gift, estate or inheritance taxes. References to the Corporation in this summary of tax consequences means Crompton Corporation or any subsidiary of Crompton Corporation that employs an employee who participates in the Purchase Plan, as the case may be.

    An employee will not recognize any taxable income upon an election to participate in the Purchase Plan and receipt of an option to purchase stock under the Purchase Plan. The amounts deducted from the salary of an employee who participates in the Purchase Plan will constitute ordinary income taxable to the employee. The Purchase Plan is intended to qualify for the favorable income tax consequences of Section 423 of the Internal Revenue Code. As such, no income tax consequences will arise for an employee when shares of the Corporation's common stock are purchased by exercising such employee's option under the Purchase Plan. The employee receives a tax basis in the shares purchased equal to his or her payroll deductions used to exercise the option.

    If such an employee does not dispose of the shares purchased upon exercise of his or her option under the Purchase Plan until at least two years after the grant date of the employee's option (I.E., the first day of the offering period) and one year after the date of such purchase, and if such employee remains an employee of the Corporation at all times from the grant date of such option to the day three months before such exercise, or if the employee dies while owning such shares, the employee will recognize taxable ordinary income upon disposition of such shares, or death, equal to the lesser of: (1) the excess of the fair market value of the shares when the option was granted (I.E., the first day of the offering period) over the option price determined as of the first day of the offering period, or (2) the excess of the fair market value of such shares at the time of such disposition or death over the purchase price paid for the shares. The Corporation will not be entitled to a tax deduction with respect to any such disposition. Any such ordinary income recognized by an employee upon disposition of his or her shares will increase the employee's cost basis in such shares, for purposes of computing capital gain thereon. Any proceeds received for the shares in excess of such adjusted cost basis will be taxable as capital gain. If an employee sells such shares for less than the purchase price paid, he or she will recognize no such ordinary income, and such employee will have a capital loss equal to the difference between the sale price and the purchase price previously paid.

    If an employee disposes of shares purchased under the Purchase Plan before meeting the requisite holding periods described in the preceding paragraph, that employee will be required to report taxable ordinary income at the time of such disposition to the extent of the difference between the fair market value of such shares on the date of purchase and the purchase price paid by the employee to acquire such shares. The Corporation will generally be allowed a tax deduction equal to the amount of such ordinary income so reported by such employee. The cost basis of an employee in such shares acquired under the Purchase Plan will be increased by such amount reported as ordinary income by such employee upon disposition of such shares. Any proceeds received for the shares in excess of such employee's adjusted cost basis will be taxable as capital gain; if such adjusted basis exceeds the amount received for such shares, such excess will be a capital loss.

    The affirmative vote of the holders of a majority of the shares of the Corporation represented and entitled to vote at the meeting is required for approval of the adoption of the Purchase Plan.

    The Board of Directors recommends a vote FOR approval of the adoption of the Purchase Plan, and proxies will be so voted unless stockholders specify to the contrary in their proxies or specifically abstain from voting on the matter.

                  APPROVAL OF SELECTION OF INDEPENDENT AUDITOR

    The Board of Directors has, subject to approval by the stockholders, selected the firm of KPMG LLP to act as auditor for the fiscal year 2001. The Board of Directors recommends a vote FOR approval, and unless otherwise directed, proxies will be voted in favor of this selection. The affirmative vote of the holders of a majority of the shares of the Corporation represented and entitled to vote at the meeting is required for such approval.

    Representatives of KPMG LLP will be present at the annual meeting, with the opportunity to make a statement if they desire to do so and to respond to appropriate questions raised at the meeting.

                             STOCKHOLDER PROPOSALS

    Under rules of the Securities and Exchange Commission, any proposal of a stockholder that is intended to be presented for action at the annual meeting of the stockholders to be held in 2002 must be received by the Corporation at its principal executive offices by December 1, 2001, in order to be considered for inclusion in the Proxy Statement and form of proxy relating to the 2002 meeting.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Corporation's officers and directors, and stockholders who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and stockholders who own more than ten percent of such of the Corporation's securities are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Corporation believes that during fiscal year 2000, all filings required of its officers, directors and covered stockholders were made in compliance with applicable SEC regulations.

                                 OTHER MATTERS

    As of the date of this statement, the Board of Directors does not know of any matter other than those referred to in this Proxy Statement as to which action is expected to be taken at the annual meeting of stockholders.

    The affirmative vote of the holders of a plurality of the shares that are present in person or represented by proxy at the meeting is required to elect directors, and the affirmative vote of the holders of a majority of the shares that are present in person or represented by proxy is required to approve all other matters listed in the notice of meeting. Proxies which "abstain" on the proposals to be voted upon at the meeting will be counted for the purpose of determining the number of shares represented in person and by proxy at the meeting. Such proxies will thus have the same effect as if the shares represented thereby were voted against the matters to be considered at the meeting. Shares not voted on any such matter on proxies returned by brokers will be treated as not represented at the meeting as to such matter.

    The shares represented by proxies in the form solicited by the Board of Directors will be voted at the meeting. Where a choice is specified on the proxy with respect to a matter to be voted upon, the shares represented by the proxy will be voted in accordance with the specification so made. If no choice is specified, such shares will be voted (i) for the election as directors of the three nominees for directorships named herein, (ii) in favor of approval of the adoption of the Crompton Corporation 2001 Employee Stock Purchase Plan, and
(iii) in favor of the selection of KPMG LLP as auditor for fiscal year 2001.

    If any business not referred to in this Proxy Statement shall properly come before the meeting, it is intended that those persons named as proxies will vote the proxies in accordance with their judgment of the best interests of the Corporation and its stockholders.

    The cost of solicitation will be borne by the Corporation. In addition to solicitation by mail, the management of the Corporation may solicit proxies personally or by telephone and has retained the firm of Mellon Investor Services LLC to assist in such solicitation at a fee of $4,500 plus expenses. The

Corporation may also request brokerage firms and other nominees or fiduciaries to forward copies of its proxy material to beneficial owners of stock held in their names, and the Corporation may also reimburse such persons for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                          By Order of the Board of Directors,

                                          [SIGNATURE]

                                          BARRY J. SHAINMAN
                                          SECRETARY

Dated: March 29, 2001

                                                                      APPENDIX A

                              CROMPTON CORPORATION
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

COMPOSITION:

    The Board of Directors annually elects, by majority vote of the directors then in office, the members, not fewer than three in number, of the Audit Committee. The Board shall designate one member to serve as chairman of the committee. Audit Committee members shall meet the requirements of the New York Stock Exchange. All members of the Audit Committee shall be Independent Directors who are financially literate, and at least one member of the committee shall have accounting or related financial management expertise.

FUNCTIONS AND AUTHORITY:

    The functions and authority of the Audit Committee include:

    - Meeting periodically with the corporation's independent auditor to review the scope of the annual audit, policies relating to internal accounting and auditing procedures and controls, and the completed annual audit including any significant comments or recommendations of the auditor together with the responses of management

    - Meeting periodically with management to review the corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures

    - Reviewing with the corporation's general counsel at least annually legal matters that may have a material impact on the financial statements, the corporation's compliance policies and any significant reports or inquiries received from regulators or governmental agencies

    - Meeting at least annually with the chief financial officer, the internal auditor and the independent auditor in separate executive sessions to discuss any matters they believe should be brought to the attention of the committee

    - Exercising general oversight with respect to the adequacy and effectiveness of the corporation's internal administrative, business process and accounting controls

    - Reviewing the audited financial statements and, if so determined by the committee, recommending to the Board that the audited financial statements be included in the annual report on Form 10-K

    - Preparing annually a report to the shareholders, as required by the Securities and Exchange Commission, to be included in the corporation's proxy statement

    - Evaluating together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommending that the Board replace the independent auditor

    - Recommending to the Board each year the selection of the corporation's independent auditor, which firm is ultimately accountable to the Audit Committee and the Board

    - Reviewing the range of fees of the auditor for both audit and non-audit services and approving any particular non-audit management advisory services provided by the independent auditor where the cost of such services to the corporation exceeds $100,000 and any non-compliance tax services where the total cost of such services in any one year exceeds $500,000, giving consideration to the possible effect that providing such non-audit services could have on the auditor's independence

    - Receiving periodic reports from the independent auditor regarding the independent auditor's independence, discussing such reports with the independent auditor, and if so determined by the Audit Committee, recommending that the Board take appropriate action to satisfy itself of the independence of the independent auditor

    - Discussing with the independent auditor those matters required to be communicated to audit committees by Statement of Auditing Standards (SAS) No. 61

    - Reviewing significant programs maintained by the corporation with respect to compliance with law and exercising oversight of the activities of the Corporate Compliance Committee

    - Periodically reporting to the Board concerning the activities of the committee

    - Reviewing this charter on an annual basis and recommending to the Board appropriate modifications or additions hereto

    It is not the duty of the Audit Committee to plan or conduct audits or to determine that the corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Finally, it is not the duty of the Audit Committee to conduct investigations to assure compliance with laws and regulations and the corporation's policies and code of conduct.

MEETINGS:

    The Audit Committee meets twice each year in March and October and, as necessary, at other times during the year. In addition, in each quarter in which the corporation files or releases quarterly financial statements, the chairman of the Audit Committee will meet by telephone or in person with management and the independent auditor prior to such filing or release to determine whether there have been any significant changes in the corporation's accounting principles and whether there are any items required to be communicated by the independent auditors to the Audit Committee in accordance with SAS No. 61. Based upon the outcome of this meeting, the chairman will determine whether or not to convene a meeting of the Audit Committee prior to the filing or release of the quarterly financial statements.

                                                                      APPENDIX B

                              CROMPTON CORPORATION
                       2001 EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE I
                                 ESTABLISHMENT

PURPOSE

    The Crompton Corporation 2001 Employee Stock Purchase Plan (the "Plan") is hereby established by Crompton Corporation (the "Company"), the purpose of which is to provide a method whereby employees of the Company or any Designated Subsidiary (as defined herein), will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Plan is also established to help promote the overall financial objectives of the Company's stockholders by promoting those persons participating in the Plan to achieve long-term growth in stockholder equity. The Plan is intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code and the regulations promulgated thereunder.

                                   ARTICLE II
                                  DEFINITIONS

    The following words and phrases, as used herein, shall have the meanings indicated unless the context clearly indicates to the contrary:

    2.01 ACCOUNT shall mean the bookkeeping account established on behalf of a Participant to which is credited all contributions paid for the purpose of purchasing Common Stock under the Plan, and to which shall be charged all purchases of Common Stock, or withdrawals, pursuant to the Plan. Such Account shall remain unfunded as described in Section 8.11 of the Plan.

    2.02 AFFILIATE shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person. Any "Relative" (for this purpose, "Relative" means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose. Neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Common Stock.

    2.03 AGREEMENT shall mean, either individually or collectively, any subscription, enrollment and/or withholding agreement, in the form prescribed by the Committee, entered into pursuant to the Plan between the Company or a Designated Subsidiary and a Participant. Such Agreement shall be an authorization for the Company or a Designated Subsidiary to withhold amounts from such Participant's Compensation, at the Contribution Rate specified in the Agreement, to be applied to purchase Common Stock.

    2.04 BENEFICIARY shall mean the person specified by a Participant in his or her most recent written designation that is filed with the Committee to receive any benefits under the Plan in the event of such Participant's death, in accordance with Section 8.01.

    2.05  BOARD shall mean the Board of Directors of the Company.

    2.06 CHANGE IN CONTROL shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the Effective Date, pursuant to
Section 13 or 15(d) of the Exchange Act; provided that, without limitation, such a "Change in Control" shall be deemed to have occurred if:

    (i) A third person, including a "group" as such term is used in
        Section 13(d)(3) of the Exchange Act, other than the trustee of a Company employee benefit plan, becomes the beneficial owner, directly or indirectly, of 20 percent or more of the combined voting power of the Company's outstanding voting securities ordinarily having the right to vote for the election of directors of the Company;

    (ii) During any period of 24 consecutive months individuals who, at the beginning of such consecutive 24-month period, constitute the Board (the "Board" generally and as of the Effective Date, the "Incumbent Board") cease for any reason (other than retirement upon reaching normal retirement age, disability, or death) to constitute at least a majority of the Board; provided that any person becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of the Plan, considered as though such person were a member of the Incumbent Board; or

   (iii) The Company shall cease to be a publicly owned corporation having its outstanding Common Stock listed on the New York Stock Exchange or quoted in the NASDAQ National Market System.

    2.07 COMMISSION shall mean the Securities and Exchange Commission or any successor entity or agency.

    2.08  COMMITTEE shall mean the Plan Committee of the Board as described in
Article VII.

    2.09 COMPENSATION shall mean, for the relevant period, (a) the total compensation paid in cash to a Participant by the Company and/or a Designated Subsidiary, including salaries, wages, commissions, overtime pay, shift premiums, bonuses, and incentive compensation, plus (b) any pre-tax contributions made by a Participant under Section 401(k) or 125 of the Code. COMPENSATION shall exclude non-cash items, moving or relocation allowances, geographic hardship pay, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance or notice pay, fringe benefits, contributions (except as provided in clause (b) of the immediately preceding sentence) or benefits received under employee benefit or deferred compensation plans or arrangements, income attributable to stock options and similar items.

    2.10 COMMON STOCK shall mean shares of common stock of the Company, $.01 par value.

    2.11 CONTRIBUTION RATE shall be that rate of contribution of Compensation to the Plan stated in the Agreement, subject to determination in accordance with
Article IV.

    2.12 DESIGNATED SUBSIDIARY shall mean any Subsidiary that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

    2.13  EFFECTIVE DATE shall mean June 1, 2001.

    2.14 ELIGIBLE EMPLOYEE shall mean any individual who is employed on a full-time or part-time basis by the Company or a Designated Subsidiary on an Enrollment Date, except that the Committee in its sole discretion may exclude:

    (i) employees whose customary employment is not more than 20 hours per week;

    (ii) employees whose customary employment is for not more than five months in any calendar year; and

   (iii) employees who are considered to be a highly compensated employee of the Company or Designated Subsidiary within the meaning of Section 414(q) of the Code.

    As of the Effective Date, and unless and until the Committee determines otherwise, only those employees described in Section 2.14(i) and (ii) are excluded from the class of Eligible Employees.

    2.15  ENROLLMENT DATE shall mean the first day of each Offering Period.

    2.16 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

    2.17 EXERCISE DATE shall mean the last Trading Day of each calendar month during each Offering Period.

    2.18 FAIR MARKET VALUE of a share of Common Stock as of a given date shall mean: (i) if the Common Stock is listed or admitted to trading on an established stock exchange (including, for this purpose, the New York Stock Exchange ("NYSE")), the mean of the highest and lowest sale prices for a share of the Common Stock on the composite tape or NYSE trading as reported in THE WALL STREET JOURNAL (or, if not so reported, such other nationally recognized reporting source as the Committee shall select) for such date, or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used; (ii) if the Common Stock is not then listed or admitted to trading on such a stock exchange, the mean of the closing representative bid and asked prices for the Common Stock on such date as reported by the OTC Bulletin Board (or any successor or similar quotation system regularly reporting the market value of the Common Stock in the over-the-counter market), or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used; or (iii) in the event neither of the valuation methods provided for in clauses (i) and (ii) above are practicable, the fair market value of a share of Common Stock determined by such other reasonable valuation method as the Committee shall, in its discretion, select and apply in good faith as of such date.

    2.19 OFFERING PERIOD shall mean a period as determined by the Committee during which a Participant's Option may be exercised and the accumulated value of the Participant's Account may be applied to purchase Common Stock. Unless otherwise specified by the Committee, the initial Offering Period will begin on the Effective Date and end on the last Trading Day of the Plan Year in which the Effective Date occurs. Thereafter, each successive Offering Period shall consist of one-year periods commencing on the first Trading Day on or after the first day of the Plan Year and ending on the last Trading Day on or before the last day of each such Plan Year. The duration of Offering Periods may be changed by the Committee or the Board pursuant to Section 3.06 or 5.04.

    2.20 OPTION shall mean the right to purchase the number of shares of Common Stock specified in accordance with the Plan at an Option Price and for a term fixed in accordance with the Plan, and subject to such other limitations and restrictions as may be imposed by the Plan or the Committee in accordance with the Plan.

    2.21 OPTION PRICE shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Exercise Date.

    2.22 PARTICIPANT shall mean an Eligible Employee who satisfies the eligibility conditions of Article III, and to whom an Option has been granted by the Committee under the Plan.

    2.23 PLAN YEAR shall mean the period of twelve (12) or fewer consecutive months commencing on the Effective Date and ending on December 31st of the same calendar year, and the twelve (12) consecutive month period ending the last day of each December of each calendar year thereafter. The Committee may at any time designate another period as the Plan Year.

    2.24 RESERVES shall mean the number of shares of Common Stock covered by each Option under the Plan that have not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under the Plan but not yet placed under an Option.

    2.25 SECURITIES ACT shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

    2.26 SUBSIDIARY shall mean any present or future corporation, domestic or foreign, which is or would be a "subsidiary corporation," as defined under
Section 424(f) of the Code, of the Company.

    2.27 TRADING DAY shall mean a day on which national stock exchanges are open for trading.

                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION

    3.01 INITIAL ELIGIBILITY

    Any individual who is otherwise an Eligible Employee and who is employed with the Company or a Designated Subsidiary on the Effective Date or becomes employed with the Company or a Designated Subsidiary after the Effective Date and is otherwise an Eligible Employee, may participate in the Plan immediately beginning with the first Offering Period that occurs concurrent with or next following either the Effective Date or that individual's initial date of such employment.

    3.02 LEAVE OF ABSENCE

    A Participant shall be eligible to continue participating in the Plan while such individual is on sick leave, short-term disability leave or other paid leave of absence approved by the Company or a Designated Subsidiary.

    3.03 ELIGIBILITY RESTRICTIONS

    Notwithstanding any provisions of the Plan to the contrary, no employee of the Company or a Designated Subsidiary shall be granted an Option under the Plan or be eligible to participate in the Plan:

    (a) if, immediately after the Option is granted, or on the first day of any calendar month during the Offering Period, such employee would own or be considered to own, five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary (for purposes of this Section 3.03(a), the rules of Section 424(d) of the Code shall apply in determining stock ownership of any employee, and stock that the employee may purchase under outstanding Options (whether or not such Options qualify for the special tax treatment afforded by
       Section 421(a) of the Code) shall be treated as stock owned by the employee); or

    (b) if such Option would permit such employee's rights to purchase stock under the Plan and any other employee stock purchase plans of the Company or any Subsidiary to accrue at a rate that exceeds $25,000 (or such other amount as may be adjusted from time to time under applicable provisions of the Code or the regulations promulgated thereunder) in Fair Market

       Value of Common Stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding.

    3.04 PARTICIPATION

    (a) An Eligible Employee may commence participation by completing an Agreement authorizing payroll deductions and filing it with such Eligible Employee's local benefits administrator prior to the applicable Enrollment Date. Such an Eligible Employee is referred to as a Participant.

    (b) Any payroll deductions for a Participant shall be in accordance with
       Article IV and shall be made on each payroll date occurring between the fifteenth (15th) day and the last day of each calendar month commencing with the calendar month in which the Participant's Enrollment Date occurs and ending with the last calendar month of the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Article VI.

    3.05 OPTION GRANT

    On the Enrollment Date of each Offering Period, each Participant participating in the Offering Period shall be granted an Option to purchase on each Exercise Date during such Offering Period (at the appropriate Option Price) up to the number of shares of Common Stock as determined by dividing the particular Participant's payroll deductions that are made in accordance with
Section 3.04(b) and Article IV and have accumulated prior to such Exercise Date and retained in such Participant's Account as of that Exercise Date by the appropriate Option Price. Such purchase of shares of Common Stock shall be subject to the limitations under Sections 3.03 and 3.09. Exercise of the Option shall occur as provided in Section 3.07, unless the Participant has withdrawn as provided in Article VI. The Option shall expire on the last day of the Offering Period. The Committee may determine that there shall be no Options granted under the Plan for any particular Plan Year.

    3.06 OFFERING PERIOD

    The Plan shall be implemented by consecutive Offering Periods of Common Stock. Each Agreement shall specify the Offering Period or Offering Periods for which the Option is granted, which shall be determined by the Committee in accordance with the Plan. The Committee shall have the authority to change the duration of Offering Periods, including the commencement dates thereof, with respect to future offerings without approval of the Company's stockholders. Under such circumstances, any change to the Offering Periods shall be announced at least ten (10) days prior to the scheduled beginning of the initial Offering Period to be affected. In no event, however, shall an Offering Period extend beyond the period permitted under Section 423(b)(7) of the Code.

    3.07 EXERCISE OF OPTION

    Unless a Participant provides written notice to the Company, or withdraws from the Plan as provided in Article VI, his Option for the purchase of shares shall be exercised automatically on each Exercise Date during an Offering Period, and the maximum number of full shares subject to the Option shall be purchased for such Participant at the applicable Option Price, using the accumulated payroll deductions retained in his Account in accordance with
Section 3.04(b) and Article IV since the most recent previous Exercise Date, if any, during such Offering Period, subject to the limitations under Sections 3.03 and 3.09. No fractional shares shall be purchased. Any payroll deductions accumulated in an Account that are not sufficient to purchase a full share of Common Stock shall be retained in the Account for the next Exercise Date or the subsequent Offering Period, as applicable, subject to earlier withdrawal by the Participant as provided in Article VI. Any other monies remaining in a Participant's Account after the last Exercise Date of an Offering Period shall be returned to the Participant or his Beneficiary in cash, without interest. During a Participant's lifetime, such Participant's Option is exercisable only by such Participant. The Committee shall have the authority to change the

Exercise Date designated in the Plan with respect to subsequent Offering Periods without approval of the Company's shareholders.

    3.08 DELIVERY OF STOCK

    (a) As promptly as practical after each Exercise Date on which a purchase of Common Stock occurs, the Company shall arrange the delivery to each Participant, or his Beneficiary, of a certificate representing the shares of Common Stock purchased upon exercise of such Participant's Option, except that the Committee may determine that such shares shall be held for each Participant's benefit by a broker designated by the Committee unless the Participant has delivered to the Participant's local benefits administrator a written election that certificates representing such shares be issued to him. Shares of Common Stock issued upon exercise of an Option and delivered to or for the benefit of a Participant or Beneficiary will be registered in the name of such Participant or Beneficiary, as the case may be. Alternatively, at the direction of a Participant through written notice to the Committee at least ten
       (10) days prior to the applicable Exercise Date, such shares shall be registered in the names of such Participant and one other person as may be designated by the Participant, as joint tenants with rights of survivorship, community property or as tenants by the entirety, to the extent permitted by applicable law.

    (b) The Committee may require a Participant or his Beneficiary to give prompt written notice to the Company concerning any disposition of shares of Common Stock received upon the exercise of such Participant's Option within: (i) two (2) years from the date of granting of such Option to such Participant, (ii) one (1) year from the transfer of such shares of Common Stock to such Participant, or (iii) such other period as the Committee may from time to time determine.

    3.09 MAXIMUM NUMBER OF SHARES

    Prior to the commencement of an Offering Period, the Committee shall determine the maximum number of shares of Common Stock that a Participant may purchase during such Offering Period or a formula that complies with the requirements of Section 423 of the Code and the regulations promulgated thereunder by which the maximum number of shares of Common Stock that a Participant may purchase during such Offering Period shall be computed.

    3.10 WITHHOLDING

    At the time an Option is exercised, or at the time some or all of the Common Stock that is issued under the Plan is disposed of, the Company may withhold from any Compensation or other amount payable to the applicable Participant, or require such Participant to remit to the Company (or make other arrangements satisfactory to the Company, as determined in the Committee's discretion, regarding payment to the Company of), the amount necessary for the Company to satisfy any Federal, state or local taxes required by law to be withheld with respect to the shares of Common Stock subject to such Option or disposed of, as a condition to delivery of any certificate or certificates for any such shares of Common Stock. Whenever under the Plan payments are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any Federal, state or local tax or withholding obligations with respect to such payments.

                                   ARTICLE IV
                               PAYROLL DEDUCTIONS

    4.01 CONTRIBUTION RATE

    (a) At the time a Participant files an Agreement with the Company authorizing payroll deductions, he must elect to have payroll deductions made on each payroll date occuring between the fifteenth (15th ) day and the last day of each calendar month during the Offering Period, and such Contribution Rate must be a minimum of one percent (1%) and a maximum of ten percent (10%) of the Participant's Compensation in effect on each such payroll date during the Offering Period, unless the Committee determines otherwise in a manner applicable uniformly to all Participants. The payroll deductions shall only be made in whole percentages of the Participant's Compensation. Participants may not make any separate cash payments outside payroll deductions under the Plan except as otherwise provided in
       Section 5.04(d) in the event of a Change in Control.

    (b) A Participant may discontinue his participation in the Plan as provided in Article VI, or may elect to decrease the rate of his payroll deductions during the Offering Period by filing a new Agreement with the Company that authorizes a change in his Contribution Rate. Such election by the Participant to decrease his Contribution Rate shall only be permitted once during each Offering Period. The Committee may, in its discretion, in a fair and equitable manner, limit the number of Participants who change their Contribution Rate during any Offering Period. Any such change in Contribution Rate accepted by the Committee shall be effective with the first full payroll period following ten
       (10) business days after the Committee's receipt of the new Agreement authorizing the new Contribution Rate, unless the Committee elects to process a change in the Contribution Rate more quickly. A Participant's authorization to change his Contribution Rate shall remain in effect for the balance of the applicable Offering Period and for successive Offering Periods unless terminated as provided in Article VI.

    (c) Notwithstanding the foregoing provisions of this Section 4.01, the Committee may decrease a Participant's Contribution Rate, but not below zero percent, at any time during an Offering Period to the extent necessary to comply with Section 423(b)(8) of the Code or Section 3.03 of the Plan. To the extent necessary in such case, payroll deductions shall recommence at the rate provided in such Participant's Agreement as of the first Offering Period that is scheduled to begin in the following Plan Year, unless the Participant withdraws from the Plan in accordance with
       Article VI.

    4.02 PARTICIPANT ACCOUNT

    All payroll deductions made for a Participant shall be credited to his Account under the Plan.

    4.03 INTEREST

    No interest shall accrue on the payroll deductions of a Participant under the Plan. In addition, no interest shall be paid on any and all money that is distributed to a Participant, or his Beneficiary, pursuant to the provisions of Sections 6.01 and/or 6.03.

                                   ARTICLE V
                                  COMMON STOCK

    5.01 SHARES PROVIDED

    (a) The maximum number of shares of Common Stock that may be issued under the Plan shall be two million (2,000,000) shares. This number is subject to an adjustment upon any changes in capitalization of the Company as provided in Section 5.04.

    (b) The Committee may determine, in its sole discretion, to include in the number of shares of Common Stock available under the Plan any shares of Common Stock that cease to be subject to an Option that has not been fully exercised or any shares subject to an Option that terminates without issuance of shares of Common Stock actually being made to the Participant.

    (c) If the number of shares of Common Stock that Participants become entitled to purchase under the Plan is greater than the shares of Common Stock offered in a particular Offering Period or remaining available under the Plan, the available shares of Common Stock shall be allocated by the Committee among such Participants in such manner as the Committee determines is fair and equitable.

    5.02 PARTICIPANT INTEREST

    The Participant shall have no interest as a shareholder, including, without limitation, voting or dividend rights, with respect to shares of Common Stock covered by his Option until such Option has been exercised in accordance with the Plan and his Agreement.

    5.03 RESTRICTION OF SHARES UPON EXERCISE

    The Committee may, in its discretion, require as conditions to the exercise of any Option that the shares of Common Stock reserved for issuance upon the exercise of the Option shall have been duly listed upon a stock exchange, and that either:

    (a) a registration statement under the Securities Act with respect to the shares shall be effective, or

    (b) the Participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the shares for investment and not for resale or distribution.

    5.04 CHANGES IN CAPITAL

    (a) Subject to any required action by the shareholders of the Company, upon changes in the outstanding Common Stock by reason of a stock split, reverse stock split, stock dividend, combination or exchange of shares, merger, recapitalization, consolidation, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), reorganization, reclassification, or increase or decrease in the number of shares of capital stock of the Company effected without receipt of full consideration therefor, or any other similar change affecting the Company's capital structure, the Committee shall make appropriate adjustments, in its discretion, to, or substitute, as applicable, the number, class and kind of shares of stock available for Options under the Plan, outstanding Options and the Reserves, the maximum number of shares that a Participant may purchase per Offering Period, the Option Prices of outstanding Options and any other characteristics or terms of the Options or the Plan as the Committee shall determine are necessary or appropriate to reflect equitably the effects of such changes to the Participants; PROVIDED, HOWEVER, that any fractional shares resulting from any such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional shares as shall be reasonably determined by the Committee; PROVIDED FURTHER, HOWEVER, that any such adjustment shall only be effective to the extent that it would not cause any Option to fail to qualify as an option within the meaning of Section 423 of the Code. Notice of any such adjustment shall be given by the Committee to each Participant whose Option has been adjusted and such adjustment, whether or not such notice has been given, shall be effective and binding for all purposes of the Plan.

    (b) The existence of the Plan and any Options granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or a Subsidiary, any issue of debt, preferred or prior preference stock ahead of or affecting Common Stock, the authorization or issuance of additional shares of Common Stock, the dissolution or liquidation of the Company or any Subsidiary, any sale or transfer of all or part of the Company's or a Subsidiary's assets or business or any other corporate act or proceeding.

    (c) The Board may at any time terminate an Offering Period then in progress and provide, in its discretion, that Participants' then outstanding Account balances shall be used to purchase shares pursuant to
       Article III or returned to the applicable Participants.

    (d) In the event of a Change in Control, the Committee may, in its discretion:

    (i) permit each Participant to make a single sum payment with respect to his outstanding Option before the Exercise Date up to the amount the Participant would have contributed as determined by the Committee for the payroll periods remaining until the Exercise Date, and provide for termination of the Offering Period then in progress and purchase of shares pursuant to Article III; or

    (ii) provide for payment in cash to each Participant of the amount standing to his Account (and not used to exercise an Option or otherwise paid to such Participant) plus an amount equal to the highest value of the consideration to be received in connection with such transaction for one share of Common Stock, or, if higher, the highest Fair Market Value of the Common Stock during the 30 consecutive Trading Days immediately prior to the closing date or expiration date of such transaction, less the Option Price of the Participant's Option (determined for all purposes of this Section 5.04(d)(ii) using such closing or termination date as the Exercise Date in applying Section 2.21), multiplied by the number of full shares of Common Stock that could have been purchased for such Participant immediately prior to the Change in Control with such amount standing to his Account at the Option Price, and that all Options so paid shall terminate.

                                   ARTICLE VI
                                   WITHDRAWAL

    6.01 GENERAL

    By written notice to the Company, at any time prior to the last day of any particular Offering Period, a Participant may elect to withdraw all of the accumulated payroll deductions in his Account at such time. All of the accumulated payroll deductions credited to such withdrawing Participant's Account shall be paid to such Participant promptly after receipt of his written notice of withdrawal. In addition, upon the Participant's written notice of withdrawal, the Participant's Option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares on behalf of such Participant shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the Participant delivers to the Company a new Agreement authorizing payroll deductions.

    6.02 EFFECT ON SUBSEQUENT PARTICIPATION

    If a Participant withdraws from an Offering Period, such Participant will not be eligible to purchase any additional shares of Common Stock under the Plan for the remainder of such Offering Period. However, a Participant's withdrawal from an Offering Period shall not have any effect upon his eligibility to participate in any similar plan that may be adopted by the Company or a Subsidiary or in any succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

    6.03 TERMINATION OF EMPLOYMENT

    Upon termination of employment as an Eligible Employee, for any reason, a Participant shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant's Account during the Offering Period but not yet used to exercise the Option shall be returned to such Participant, or, in the case of a Participant's death, the payroll deductions credited to such deceased Participant's Account shall be paid to his Beneficiary or Beneficiaries, and the Participant's Option shall be automatically terminated. A transfer of a Participant's employment between or among the Company and any Designated Subsidiary or Designated Subsidiaries shall not be treated as a termination of employment for purposes of the Plan.

                                  ARTICLE VII
                                 ADMINISTRATION

    7.01 GENERALLY

    The Plan shall be administered by a committee the members of which are appointed by the Board. The Committee shall consist of no fewer than three
(3) members. Notwithstanding the foregoing, the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, except with respect to any matters which under any applicable law, regulation or rule are required to be determined in the sole discretion of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. In addition, the Board shall have discretionary authority to designate, from time to time, without approval of the Company's stockholders, those Subsidiaries that shall be Designated Subsidiaries, the employees of which are eligible to participate in the Plan.

    7.02 AUTHORITY OF THE COMMITTEE

    The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentence or Section 7.01, subject to the express provisions of the Plan, the Committee shall have full and exclusive discretionary authority to interpret and construe any and all provisions of the Plan and any Agreements, determine eligibility to participate in the Plan, adopt rules and regulations for administering the Plan, adjudicate and determine all disputes arising under or in connection with the Plan, determine whether a particular item is included in "Compensation," and make all other determinations deemed necessary or advisable for administering the Plan. Decisions, actions and determinations by the Committee with respect to the Plan or any Agreement shall be final, conclusive and binding on all parties. Except to the extent prohibited by applicable law or the rules of a stock exchange, the Committee may, in its discretion, from time to time, delegate all or any part of its responsibilities and powers under the Plan to any member or members of the management of the Company, and revoke any such delegation.

    7.03 APPOINTMENT

    The Board may from time to time appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, on the Committee. The Committee may select one member as its Chair and shall hold its meetings at such times and places as it shall deem advisable. It may also hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan or any Agreement in the manner and to the extent the Committee determines to be desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                                  ARTICLE VIII
                                 MISCELLANEOUS

    8.01 DESIGNATION OF BENEFICIARY

    (a) A Participant may file with the Committee a written designation of a Beneficiary who is to receive any Common Stock and/or cash from the Participant's Account in the event of such Participant's death subsequent to an Exercise Date on which the Option is exercised but prior to delivery to such Participant of such Common Stock and cash. Unless a Participant's written Beneficiary designation states otherwise, the designated Beneficiary shall also be entitled to receive any cash from the Participant's Account in the event of such Participant's death prior to exercise of his Option.

    (b) A Participant's designation of a Beneficiary may be changed by the Participant at any time by written notice to the Committee. In the event of the death of a Participant and in the absence of a valid Beneficiary designation under the Plan at the time of such Participant's death, the Company shall deliver the shares and/or cash to which the deceased Participant was entitled under the Plan to the executor or administrator of the estate of such Participant. If no such executor or administrator has been appointed as can be determined by the Committee, the Company shall deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Committee may designate. Any such delivery or payment shall be a complete discharge of the obligations and liabilities of the Company, the Subsidiaries, the Committee and the Board under the Plan.

    8.02 TRANSFERABILITY

    Neither payroll deductions credited to the Participant's Account nor any rights with regard to the exercise of an Option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way other than by will, the laws of descent and distribution, or as provided under Section 8.01. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with
Article VI.

    8.03 CONDITIONS UPON ISSUANCE OF SHARES

    (a) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of shares of Common Stock upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Common Stock hereunder, no Option may be exercised or paid in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

    (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option is or may be in the circumstances unlawful, contravene the requirements of any stock exchange, or result in the imposition of excise taxes on the Company or any Subsidiary under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to shares of Common Stock or Options and the right to exercise any Option shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Subsidiary.

    (c) The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares of Common Stock purchasable or otherwise receivable by any person under any Option as it deems appropriate. The certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

    8.04 PARTICIPANTS BOUND BY PLAN

    By accepting any benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Company or the Board, in any case in accordance with the terms and conditions of the Plan.

    8.05 USE OF FUNDS

    All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

    8.06 AMENDMENT OR TERMINATION

    The Board may terminate, discontinue, amend or suspend the Plan at any time, with or without notice to Participants. No such termination or amendment of the Plan may materially adversely affect the existing rights of any Participant with respect to any outstanding Option previously granted to such Participant, without the consent of such Participant, except for any amendment or termination permitted by Section 5.04. In addition, no amendment of the Plan by the Board shall, without the approval of the shareholders of the Company, (i) increase the maximum number of shares that may be issued under the Plan, except pursuant to
Section 5.04; (ii) change the class of employees eligible to receive Options under the Plan, except as provided by the Board pursuant to the last sentence of
Section 7.01; or (iii) change the formula by which the Option Price is determined under the Plan.

    8.07 NO EMPLOYMENT RIGHTS

    The Plan does not, either directly or indirectly, create an independent right for the benefit of any employee or class of employees to purchase any shares of Common Stock under the Plan. In addition, the Plan does not create in any employee or class of employees any right with respect to continuation of employment by the Company or any Subsidiary, and the Plan shall not be deemed to interfere in any way with the Company's or any Subsidiary's employment at will relationship with the employee and/or interfere in any way with the Company's or any Subsidiary's right to terminate, or otherwise modify, an employee's employment at any time or for any or no reason.

    8.08 INDEMNIFICATION

    No current or previous member of the Board, or the Committee, nor any officer or employee of the Company acting on behalf of the Board, or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan. All such members of the Board or the Committee and each and every officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation of the Plan. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Certificate of Incorporation, or Bylaws, as a matter of law or otherwise.

    8.09 CONSTRUCTION OF PLAN

    Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall also include the plural, and conversely. The words "Article" and "Section" herein shall refer to provisions of the Plan, unless expressly indicated otherwise.

    8.10 TERM OF PLAN

    Following the adoption of the Plan by the Board, and approval of the Plan by the holders of a majority of the Company's outstanding voting stock represented and voting at a special or annual meeting of the shareholders where a quorum is present, which approval must occur not earlier than one (1) year before, and not later than one (1) year after, the date the Plan is adopted by the Board, the Plan shall become effective on the Effective Date.

    8.11 UNFUNDED STATUS OF PLAN

    The Plan shall be an unfunded plan. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments, PROVIDED that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

    8.12 GOVERNING LAW

    The law of the State of Connecticut will govern all matters relating to the Plan except to the extent such law is superseded by the laws of the United States.

[PROXY CARD]


CROMPTON CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS

For Annual Meeting on April 24, 2001, at The University Club, One West 54th Street, New York, New York, 11:15 A.M.

The undersigned appoints VINCENT A. CALARCO, JOHN T. FERGUSON II and BARRY J. SHAINMAN or each of them, with power of substitution, proxy and attorney for the undersigned to vote all shares of stock of Crompton Corporation that the undersigned is entitled to vote at the Annual Meeting of the Stockholders of said Corporation to be held on Tuesday, April 24, 2001, at 11:15 a.m. and any adjournments thereof, with all powers the undersigned would have if present, upon the proposals set forth on the reverse side and in their discretion on all matters properly coming before the meeting, including those described in the Notice and Proxy Statement thereof, receipt of which is acknowledged.

This Proxy will be voted as directed, or where no direction is given, will be voted "FOR" Proposals Nos. 1, 2 and 3. If any nominee for the Board of Directors named in the Proxy Statement is unavailable to serve, this Proxy will be voted for such substitute nominee as may be recommended by the Board of Directors. The Board of Directors is not aware of other matters to come before the meeting.


CONTINUED, AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE

FOLD AND DETACH HERE



CROMPTON CORPORATION                             Please mark X
                                                 your vote as
                                                 indicated in
                                                 this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1. Election of directors: 01 Leo I. Higdon, Jr., 02 C.A. Piccolo and 03 Bruce F. Wesson to serve as Class I directors for a term expiring in 2004.

FOR ALL NOMINEES            WITHHOLD AUTHORITY
with exceptions noted       FOR ALL NOMINEES


(To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

2.  Approval of the adoption of the Crompton Corporation 2001
Employee Stock Purchase Plan.

   FOR          AGAINST          ABSTAIN


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

3. Approval of the selection by the Board of KPMG LLP as independent auditors for 2001.

   FOR          AGAINST          ABSTAIN


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.




Signature                    Signature             Date

Note: Signature should agree with name stenciled hereon. When signing as executor, administrator, trustee, or attorney, please give full title as such. For joint accounts or co-fiduciaries, all joint owners or co-fiduciaries should sign.

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet                               Telephone                  Mail
http://www.proxyvoting.com/ck          1-800-840-1208
-----------------------------
Use the Internet to vote your          Use any tough-tone
proxy.  Have your proxy card           telephone to vote          Mark, sign and
in hand when you access the            your proxy.  Have          date your
web site.  You will be                 your proxy card in         proxy card and


prompted to enter your                 hand when you call.        return it in
control number, located in             You will be                the enclosed
the box below, to create and           prompted to enter          postage-paid
submit an electronic ballot.           your control               envelope.
                                       number, located in
                                       the box below, and
                                       then follow the
                                       directions given.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.